Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Enabling technologies Strong balance sheet Growth

Business Segments % of Revenue Q2 2004* *Exceeds 100%, as this includes sales between segments, which is 7% of total sales Q2.

Global Sales % of Revenue Q2 2004

Market Segments % of Revenue Q2 2004* * management's estimate

Major Customers - Q2

Growth Strategy Develop new products for niche markets Acquire enabling technology Create product technology synergies

Acquisition Strategy Enabling technologies Complementary products Use of cash Accretive Track record DRC (2003) Spectron (2003) Westwind Air Bearings (2003) MicroE (2004)

Westwind Rotary motion Cash purchase - $35 million Accretive in Q1'04 Sales in 2003 - $30 million Leading supplier PCB drilling spindles Future growth opportunities: data storage industrial printing

MicroE Motion control Cash purchase - $55 million Accretive Q2'04 Sales in Q1'04 - $7.7 million Leader in data storage Future growth opportunities: robotics medical industrial

Precision Components Technology Scanners Encoders Optics Rotary Motion Light Industrial l l l Electronics & Semiconductor l l l l Medical Equipment l l l Other l l l l Market

Precision Components Sales (US$ Millions)* * These sales include sales between segments.

Lasers Technology YAG DPSS CO2 YLF Excimer Light Industrial l l l l Electronics & Components l l l Medical Equipment l l Other l l l l l Market

Lasers Sales (US$ Millions)* * These sales include sales between segments.

Systems Technology Memory Repair Wafer Trimming Wafer Marking CSP Marking Circuit Trimming PCB Inspection Semiconductor l l l l Electronics l l Market

Systems Sales (US$ Millions)

Revenue & Earnings Trends Revenues (US$ Millions) Earnings (US$ Millions)

Bookings & Backlog (US$ Millions) Bookings* Backlog** * This includes Westwind in Q4 '03 and MicroE in Q2 '04. * * This includes MicroE

Business Situation Global macro-economic strength Semi-Electronics recovery solid Medical equipment sales firm Industrial sectors recovering

Semi-Electronic Market Drivers Notebook pc's Mobile phones PDA's Digital cameras Wireless tools & equipment Flat panel displays

Selected Balance Sheet* Cash & Investments $72.1 Total Assets $357.5 NBV $285.1 *All values in $US millions actual as of July 2, 2004

Targeted Business Model Q2 2004 Target Revenues Gross margin Engineering SG & A expenses Amortization Other Operating profit 100% 100% 42% 45% 7.1% 9% 17.1% 17% 1.4% 2% 15.9% 17% 0.5% 0%

GSI Lumonics - In Review Position: New products Excellent market relationships Strong balance sheet - no debt Growth: Business recovery Acquire technologies Expand market niches